Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Report on Form 10, Amendment No. 3, and is not filed, as provided in Release 33-8212, 34-47551 dated June 30, 2003.

In connection with the accompanying Report of MyECheck, Inc. (“MYECHECK”) on Form 10, Amendment No. 3, dated Februray 16, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce M. Smith, Chief Financial Officer of MYECHECK, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations MYECHECK.

A signed original of this written statement required by Section 906 has been provided to MyECheck, Inc. and will be retained by MyECheck, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 16, 2015

/s/ Bruce M. Smith
BRUCE M. SMITH
Chief Financial Officer